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                              JPMORGAN EQUITY FUNDS

                 JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
                                 SELECT SHARES

                         SUPPLEMENT DATED JULY 31, 2003
                      TO THE PROSPECTUSES DATED MAY 1, 2003

    The first and second paragraph under the heading "THE FUND'S MAIN INVESTMENT STRATEGY" is hereby deleted in its entirely and replaced with the following language:

    Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalization of no more $2.5 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

    The information under the heading "INVESTMENT PROCESS" is hereby deleted in its entirely and replaced with the following language:

    In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by highly motivated and talented management that seeks to sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

    The last sentence of the fourth paragraph under the heading "THE FUND'S MAIN INVESTMENT RISKS" is hereby deleted in its entirely.

    The information under the heading "THE PORTFOLIO MANAGERS" for the Fund in the Prospectus is hereby deleted in its entirely and replaced with the following:

    The portfolio management team is co-led by Eytan Shapiro, vice president of JPMIM and Timothy Parton, vice president of JPMIM. Mr. Shapiro joined the team in 2003 and has been at JPMIM or one of its affiliates since 1985. Mr. Parton joined the team in 2003 and has been at JPMIM or one of its affiliates since 1986.

                                                                 SUP-USSCOPR-703